UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2012 (May 23, 2012)

RANGE RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-12209	34-1312571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Throckmorton, Suite 1200 Ft. Worth, Texas		76102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (817) 870-2601

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The annual stockholders meeting (the “Annual Meeting”) of Range Resources Corporation (the “Company”) was held on Wednesday, May 23, 2012 at 9:00 a.m. Central Time at The Worthington Renaissance Hotel, Trinity Central Room, 200 Main Street in Fort Worth, Texas. As of March 26, 2012, the record date for the Annual Meeting, there were 161,938,104 shares of common stock issued and outstanding. A quorum of 145,830,794 shares of common stock was present or represented at the Annual Meeting.

The matters submitted to a vote of security holders at the Annual Meeting were as follows:

1.	Stockholders elected each of the Company’s nine nominees for directors to serve a term of one year to expire at the 2013 Annual Meeting or until their successors are duly elected and qualified, as set forth below:

Name	Votes For	% of Voted	Votes Against	Abstentions	Broker Non-Votes
Charles L. Blackburn	132,190,531	96.90%	3,010,800	1,205,346	9,424,117
Anthony V. Dub	132,823,713	97.37%	2,375,476	1,207,488	9,424,117
V. Richard Eales	132,844,003	97.38%	2,360,694	1,201,980	9,424,117
Allen Finkelson	131,685,091	96.53%	3,512,596	1,208,990	9,424,117
James M. Funk	133,813,746	98.09%	1,389,100	1,203,831	9,424,117
Jonathan S. Linker	133,835,242	98.11%	1,362,027	1,209,408	9,424,117
Kevin S. McCarthy	132,197,919	96.91%	2,980,360	1,228,398	9,424,117
John H. Pinkerton	132,777,961	97.33%	2,421,045	1,207,671	9,424,117
Jeffrey L. Ventura	133,443,263	97.82%	1,764,835	1,198,579	9,424,117

2.	Stockholders approved, on an advisory basis, the compensation of the Named Executive Officers.

Votes For	% of Voted	Votes Against	Abstentions	Broker Non-Votes
129,871,149	95.20%	4,984,131	1,551,397	9,424,117

3.	Stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm, as set forth below:

Votes For	% of Voted	Votes Against	Abstentions	Broker Non-Votes
142,914,465	98.00%	1,711,041	1,205,288	0

4.	The stockholder proposal seeking the adoption of a policy relating to accelerated vesting of executive officer equity awards upon termination or change of control did not receive the vote of the majority of shares present in person or represented by proxy and entitled to vote on the proposal.

Votes For	Votes Against	% of Voted	Abstentions	Broker Non-Votes
40,028,508	93,318,979	68.41%	3,059,190	9,424,117

5.	The stockholder proposal recommending sustainability metrics for executive compensation did not receive the vote of the majority of shares present in person or represented by proxy and entitled to vote on the proposal.

Votes For	Votes Against	% of Voted	Abstentions	Broker Non-Votes
6,359,129	126,242,878	92.55%	3,804,670	9,424,117

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION

By:	/s/ David P. Poole
David P. Poole
Senior Vice President-General
Counsel and Corporate Secretary

Date: May 24, 2012

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